Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB ("Quarterly Report") of Itronics, Inc. (the "Registrant") for the fiscal quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in their capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: August 13, 2007                           /S/ JOHN W. WHITNEY

                                               John W. Whitney

                                               President

                                               (Principal Executive and

                                               Financial Officer)

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